UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: May 31, 2013

ITEM 1. SCHEDULE OF INVESTMENTS.

JPMorgan Trust I

Schedule of Portfolio Investments as of May 31, 2013

(Unaudited)

THE “UNAUDITED CERTIFIED MUTUAL FUNDS HOLDINGS” LIST (“the List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR SALES LITERATURE WITH THE GENERAL PUBLIC. The list is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Certified holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center. The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

J.P. Morgan Asset Management is the marketing name for the asset management business of
JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

JPMorgan Distribution Services, Inc.

© JPMorgan Chase & Co., 2013.

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 3.9%
Consumer Staples — 1.4%
	Food Products — 1.2%
1,982	Archer-Daniels-Midland Co.	63,880
1,148	BRF S.A., (Brazil), ADR	26,783
561	Bunge Ltd.	39,046
1,072	Darling International, Inc. (a)	21,022
14,507	Devro plc, (United Kingdom)	71,107
18,000	First Resources Ltd., (Singapore)	26,969
29,728	Grieg Seafood ASA, (Norway) (a)	78,516
1,761	Ingredion, Inc.	119,959
157,643	Marine Harvest ASA, (Norway)	163,811
3,498	Nutreco N.V., (Netherlands)	148,462
9,579	Salmar ASA, (Norway) (a)	97,526
3,271	Smithfield Foods, Inc. (a)	107,747
3,241	Tyson Foods, Inc., Class A	81,025
1,841	Viscofan S.A., (Spain)	90,976

		1,136,829

	Household Products — 0.2%
5,183	Svenska Cellulosa AB, (Sweden), Class B	128,795

	Total Consumer Staples	1,265,624

Financials — 0.0% (g)
	Real Estate Management & Development — 0.0% (g)
4,437	Cresud SACIF y A, (Argentina), ADR	35,895

Health Care — 0.1%
	Pharmaceuticals — 0.1%
1,218	Bayer AG, (Germany)	130,165

Industrials — 0.7%
	Machinery — 0.7%
2,064	AGCO Corp.	114,490
2,275	CNH Global N.V., (Netherlands)	98,621
3,454	Deere & Co.	300,878
32,000	First Tractor Co., Ltd., (China), Class H	22,726
8,000	Kubota Corp., (Japan)	115,873

	Total Industrials	652,588

Materials — 1.7%
	Chemicals — 1.7%
1,539	Agrium, Inc., (Canada)	142,299
667	CF Industries Holdings, Inc.	127,370
3,196	Monsanto Co.	321,645
4,645	Mosaic Co. (The)	282,509
3,853	Phosagro OAO, (Russia), Reg. S, GDR	50,513
7,247	Potash Corp. of Saskatchewan, Inc., (Canada)	306,517
810	Syngenta AG, (Switzerland)	315,979
1,576	Uralkali OJSC, (Russia), Reg. S, GDR	56,433
375	Yara International ASA, (Norway)	16,745

	Total Materials	1,620,010

	Total Common Stocks (Cost $3,593,883)	3,704,282

Investment Companies — 94.7%
	Alternative Assets — 21.8%
560,142	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	7,729,963
1,036,925	JPMorgan Realty Income Fund, Class R5 Shares (b)	12,785,279

	Total Alternative Assets	20,515,242

	Fixed Income — 60.4%
1,684,859	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	17,000,227
2,544,797	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	27,000,292
1,243,801	JPMorgan Real Return Fund, Institutional Class Shares (b)	12,860,906

	Total Fixed Income	56,861,425

	International Equity — 12.5%
66,792	iShares MSCI Global Select Metals & Mining Producers Fund	1,247,007
81,887	iShares S&P Global Energy Sector Index Fund	3,286,125
176,144	iShares S&P Global Infrastructure Index Fund	6,448,632
24,381	Market Vectors Gold Miners ETF	719,483

	Total International Equity	11,701,247

	Total Investment Companies (Cost $88,427,965)	89,077,914

Short-Term Investment — 0.5%
	Investment Company — 0.5%
501,626	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.037% (b) (l) (m) (Cost $501,626)	501,626

	Total Investments — 99.1% (Cost $92,523,474)	93,283,822
	Other Assets in Excess of Liabilities — 0.9%	806,693

	NET ASSETS — 100.0%	$94,090,515

Percentages indicated are based on net assets.

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 05/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
28,094	EUR	Citibank, N.A.	06/18/13	$36,697	$36,517	$180
176,795	EUR	Credit Suisse International	06/18/13	232,382	229,805	2,577
113,458	NOK	Citibank, N.A.	06/18/13	19,522	19,323	199
775,838	NOK	State Street Corp.	06/18/13	132,836	132,131	705
				$421,437	$417,776	$3,661

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
ETF	—	Exchange Traded Fund
GDR	—	Global Depositary Receipt
MSCI	—	Morgan Stanley Capital International
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	—	Amount rounds to less than 0.1%.
(l)	—	The rate shown is the current yield as of May 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments is approximately $ 1,515,000 and 1.6%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

As of May 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,167,478
Aggregate gross unrealized depreciation	(1,407,130)

Net unrealized appreciation/depreciation	$760,348

Federal income tax cost of investments	$92,523,474

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Staples	$459,462	$806,162	$—	$1,265,624
Financials	35,895	—	—	35,895
Health Care	—	130,165	—	130,165
Industrials	513,989	138,599	—	652,588
Materials	1,180,340	439,670	—	1,620,010

Total Common Stocks	2,189,686	1,514,596	—	3,704,282

Investment Companies	89,077,914	—	—	89,077,914
Short-Term Investment
Investment Company	501,626	—	—	501,626

Total Investments in Securities	$91,769,226	$1,514,596	$—	$93,283,822

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,661	$—	$3,661

There were no transfers between Levels 1 and 2 during the period ended May 31, 2013.

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 22.0%
Consumer Discretionary — 5.1%
	Distributors — 0.1%
2,000	Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/01/17	2,120

	Hotels, Restaurants & Leisure — 1.3%
14,276	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	14,294
	MGM Resorts International,
1,000	7.625%, 01/15/17	1,141
12,300	10.000%, 11/01/16	14,868
5,700	11.375%, 03/01/18	7,381

		37,684

	Household Durables — 0.6%
4,000	KB Home, 9.100%, 09/15/17	4,760
4,978	Lennar Corp., Series B, 12.250%, 06/01/17	6,559
1,000	M/I Homes, Inc., 8.625%, 11/15/18	1,105
2,702	Standard Pacific Corp., 10.750%, 09/15/16 (m)	3,337

		15,761

	Media — 2.6%
3,565	Allbritton Communications Co., 8.000%, 05/15/18	3,850
11,217	Cablevision Systems Corp., 8.625%, 09/15/17	13,068
3,915	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 04/30/20	4,375
5,670	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e)	6,050
5,400	Clear Channel Communications, Inc., 9.000%, 03/01/21	5,359
	DISH DBS Corp.,
1,000	4.250%, 04/01/18 (e)	975
9,140	4.625%, 07/15/17	9,140
10,876	5.000%, 05/15/17 (e)	10,876
3,750	7.125%, 02/01/16	4,106
	Intelsat Jackson Holdings S.A., (Luxembourg),
1,000	7.250%, 04/01/19	1,078
1,000	7.250%, 10/15/20	1,085
	Intelsat Luxembourg S.A., (Luxembourg),
960	6.750%, 06/01/18 (e)	1,001
164	11.250%, 02/04/17	173
2,500	Local TV Finance LLC, 9.250%, 06/15/15 (e)	2,500
4,107	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	4,538
5,035	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	5,476
900	Sinclair Television Group, Inc., 9.250%, 11/01/17 (e) (m)	963

		74,613

	Specialty Retail — 0.4%
1,074	Michael’s Stores, Inc., 11.375%, 11/01/16	1,124
EUR 7,700	New Look Bondco I plc, (United Kingdom), VAR, 6.453%, 05/14/18 (e)	9,858

		10,982

	Textiles, Apparel & Luxury Goods — 0.1%
3,000	Quiksilver, Inc., 6.875%, 04/15/15	3,000

	Total Consumer Discretionary	144,160

Consumer Staples — 1.2%
	Food & Staples Retailing — 0.4%
11,200	Rite Aid Corp., 7.500%, 03/01/17	11,508
1,000	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)	1,100

		12,608

	Food Products — 0.4%
6,012	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	6,598
4,000	Smithfield Foods, Inc., 7.750%, 07/01/17	4,650

		11,248

	Household Products — 0.4%
10,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.875%, 08/15/19	10,950

	Total Consumer Staples	34,806

Energy — 3.1%
	Energy Equipment & Services — 1.1%
9,800	Bluewater Holding B.V., (Netherlands), Reg. S., VAR, 3.278%, 07/17/14	9,628
1,725	CGG, (France), 9.500%, 05/15/16	1,816
1,369	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	1,520
16,180	SESI LLC, 7.125%, 12/15/21	18,162

		31,126

	Oil, Gas & Consumable Fuels — 2.0%
3,980	Arch Coal, Inc., 8.750%, 08/01/16	4,104
2,000	Bill Barrett Corp., 9.875%, 07/15/16	2,110
10,000	Chesapeake Energy Corp., 3.250%, 03/15/16	9,925
4,425	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	5,000

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
2,000	Comstock Resources, Inc., 8.375%, 10/15/17	2,125
	Energy XXI Gulf Coast, Inc.,
2,000	7.750%, 06/15/19	2,140
2,000	9.250%, 12/15/17	2,220
4,500	EP Energy LLC/Everest Acquisition Finance, Inc., 6.875%, 05/01/19	4,860
6,400	EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e)	6,832
1,700	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	1,870
4,000	Plains Exploration & Production Co., 8.625%, 10/15/19	4,510
6,310	Stone Energy Corp., 8.625%, 02/01/17	6,783
2,007	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	2,007
NOK 10,320	Teekay Offshore Partners LP, Reg. S., VAR, 5.770%, 01/25/16	1,759

		56,245

	Total Energy	87,371

Financials — 2.3%
	Capital Markets — 0.1%
1,310	E*TRADE Financial Corp., 6.000%, 11/15/17	1,366

	Commercial Banks — 1.1%
5,000	Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)	5,600
12,250	Royal Bank of Scotland N.V., (Netherlands), VAR, 0.981%, 03/09/15	11,865
14,615	Wachovia Capital Trust III, VAR, 5.570%, 07/05/13 (m) (x)	14,633

		32,098

	Consumer Finance — 0.7%
	General Motors Financial Co., Inc.,
3,066	2.750%, 05/15/16 (e)	3,061
2,844	3.250%, 05/15/18 (e)	2,819
16,410	ILFC E-Capital Trust I, VAR, 4.680%, 12/21/65 (e)	14,769

		20,649

	Diversified Financial Services — 0.0% (g)
1,315	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e)	1,361

	Insurance — 0.4%
3,000	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (m) (x)	3,135
GBP 5,000	Towergate Finance plc, (United Kingdom), VAR, 6.006%, 02/15/18 (e)	7,559

		10,694

	Total Financials	66,168

Health Care — 1.5%
	Health Care Equipment & Supplies — 0.2%
4,165	ConvaTec Healthcare E S.A., (Luxembourg), 10.500%, 12/15/18 (e)	4,769

	Health Care Providers & Services — 1.0%
5,960	Capella Healthcare, Inc., 9.250%, 07/01/17	6,385
2,520	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	2,684
5,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	5,600
3,558	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	3,869
559	Omnicare, Inc., 7.750%, 06/01/20	619
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
4,800	7.750%, 02/01/19	5,136
4,000	8.000%, 02/01/18	4,245

		28,538

	Pharmaceuticals — 0.3%
4,500	Endo Health Solutions, Inc., 7.000%, 07/15/19	4,837
4,000	Valeant Pharmaceuticals International, 7.000%, 10/01/20 (e)	4,310

		9,147

	Total Health Care	42,454

Industrials — 1.2%
	Aerospace & Defense — 0.2%
6,564	Bombardier, Inc., (Canada), 4.250%, 01/15/16 (e)	6,794

	Airlines — 0.4%
2,324	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,498
5,998	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	6,717
1,595	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,746

		10,961

	Building Products — 0.2%
5,000	Masonite International Corp., (Canada), 8.250%, 04/15/21 (e)	5,550

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Commercial Services & Supplies — 0.1%
	R.R. Donnelley & Sons Co.,
1,000	7.250%, 05/15/18	1,088
1,420	8.600%, 08/15/16	1,647

		2,735

	Machinery — 0.0% (g)
590	OSX 3 Leasing B.V., (Netherlands), Reg. S., 9.250%, 03/20/15 (e)	560

	Road & Rail — 0.1%
4,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.875%, 11/15/17 (e)	4,140

	Trading Companies & Distributors — 0.2%
4,374	International Lease Finance Corp., VAR, 2.224%, 06/15/16	4,396

	Total Industrials	35,136

Information Technology — 0.4%
	Communications Equipment — 0.3%
9,600	Avaya, Inc., 7.000%, 04/01/19 (e)	8,952

	IT Services — 0.1%
2,000	Audatex North America, Inc., 6.750%, 06/15/18 (e)	2,127
1,200	First Data Corp., 6.750%, 11/01/20 (e)	1,254

		3,381

	Total Information Technology	12,333

Materials — 4.7%
	Chemicals — 0.8%
9,625	Ashland, Inc., 3.000%, 03/15/16 (e)	9,709
3,805	Chemtura Corp., 7.875%, 09/01/18	4,167
8,000	PolyOne Corp., 7.375%, 09/15/20	8,820

		22,696

	Construction Materials — 1.5%
41,050	Cemex S.A.B. de C.V., (Mexico), VAR, 5.284%, 09/30/15 (e) (m)	42,128

	Containers & Packaging — 0.4%
1,700	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., (Ireland), 9.125%, 10/15/20 (e)	1,861
5,484	Berry Plastics Corp., 9.750%, 01/15/21	6,334
2,600	Sealed Air Corp., 8.125%, 09/15/19 (e)	2,945

		11,140

	Metals & Mining — 1.6%
	ArcelorMittal, (Luxembourg),
10,200	5.000%, 02/25/17	10,608
11,900	6.750%, 02/25/22	12,733
15,500	9.850%, 06/01/19	19,181
4,000	FMG Resources August 2006 Pty Ltd., (Australia), 6.000%, 04/01/17 (e)	4,050

		46,572

	Paper & Forest Products — 0.4%
6,100	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	6,443
3,000	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	3,330

		9,773

	Total Materials	132,309

Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.4%
2,750	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	3,781
1,800	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	1,993
	Level 3 Communications, Inc.,
1,000	8.875%, 06/01/19	1,085
13,000	11.875%, 02/01/19	14,917
	Level 3 Financing, Inc.,
3,400	10.000%, 02/01/18	3,697
1,050	VAR, 4.215%, 02/15/15	1,051
2,073	Qwest Communications International, Inc., 7.125%, 04/01/18	2,151
7,000	Sprint Capital Corp., 6.900%, 05/01/19	7,578
EUR 2,666	Wind Acquisition Finance S.A., (Luxembourg), VAR, 5.456%, 04/30/19 (e)	3,526
450	Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	500

		40,279

	Wireless Telecommunication Services — 0.2%
4,830	Sprint Nextel Corp., 7.000%, 08/15/20	5,241
1,000	VimpelCom Holdings B.V., (Netherlands), VAR, 4.284%, 06/29/14 (e) (m)	1,017

		6,258

	Total Telecommunication Services	46,537

Utilities — 0.9%
	Electric Utilities — 0.6%
	Energy Future Intermediate Holding Co.
	LLC/EFIH Finance, Inc.,
5,750	6.875%, 08/15/17 (e)	6,095

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Electric Utilities — Continued
10,000	10.000%, 12/01/20	11,388

		17,483

	Independent Power Producers & Energy Traders — 0.3%
7,000	GenOn Energy, Inc., 7.875%, 06/15/17	7,875

	Total Utilities	25,358

	Total Corporate Bonds (Cost $617,531)	626,632

SHARES
Preferred Stocks — 0.6%
Consumer Discretionary — 0.1%
	Automobiles — 0.1%
25	General Motors Co., Series B, 4.750%, 12/01/13	1,220

Financials — 0.5%
	Insurance — 0.5%
16	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.397%, 10/29/49	13,925

	Total Preferred Stocks (Cost $14,577)	15,145

PRINCIPAL AMOUNT
Loan Assignments — 72.5%
Consumer Discretionary — 18.9%
	Automobiles — 0.2%
4,236	Chrysler Group LLC, Term Loan B, VAR, 6.000%, 05/24/17	4,284

	Distributors — 0.8%
1,194	American Builders & Contractors Supply Co., Inc., Term Loan, VAR, 3.500%, 04/16/20 ^	1,197
3,067	HD Supply, Inc., Term Loan, (Germany), VAR, 4.500%, 10/12/17	3,090
14,345	Spin Holdco, Inc., Term Loan, VAR, 4.250%, 11/14/19	14,416
4,958	VWR International Ltd., Term Loan, VAR, 4.194%, 04/03/17	4,999

		23,702

	Hotels, Restaurants & Leisure — 7.2%
30,827	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.443%, 01/28/18	27,520
9,593	CCM Merger, Inc., Term Loan, VAR, 5.000%, 03/01/17	9,648
6,664	Channel View Hotel Ltd., Term Loan, VAR, 05/01/20 ^	6,681
	FOCUS Brands, Inc., Term Loan,
10,329	VAR, 4.250%, 02/21/18	10,391
52	VAR, 5.500%, 02/21/18	52
4,000	Graton Economic Development Authority, Closing Date Term Loan B, VAR, 9.000%, 08/22/18	4,203
23,031	Hilton, Mezzanine B Loan, VAR, 3.572%, 11/12/15	22,800
13,750	Horseshoe Baltimore, Term Loan B, VAR, 05/10/20 ^	14,145
	Intrawest, 1st Lien Term Loan,
2,160	VAR, 7.000%, 12/04/17	2,202
1,131	VAR, 7.000%, 12/04/17	1,153
6,816	Jacobs Entertainment, Inc., Tranche B Loan, VAR, 6.250%, 10/29/18	6,850
15,258	Landry’s, Inc., Term Loan, VAR, 4.750%, 04/24/18	15,429
	Mohegan Tribal Gaming Authority, Term A Loan,
15,877	VAR, 5.500%, 03/31/15	15,921
40	VAR, 5.500%, 03/31/15	41
2,750	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	2,839
8,500	Northfield Park Associates (Hard Rock), Closing Date Term Loan, VAR, 9.000%, 12/19/18	8,797
	NPC International, Inc., Term Loan,
1,067	VAR, 4.500%, 12/28/18	1,083
3,373	VAR, 4.500%, 12/28/18	3,424
3,200	VAR, 4.500%, 12/28/18	3,248
213	VAR, 4.500%, 12/28/18	216
	PF Chang’s China Bistro, Inc., Term Borrowing,
3,541	VAR, 5.250%, 06/22/19	3,598
41	VAR, 5.250%, 06/22/19	42
6,700	Scientific Games Corp., Term Loan B, VAR, 09/30/20 ^	6,653
14,345	Seminole Hard Rock Entertainment, Inc., Term Loan B, VAR, 4.000%, 05/13/20	14,375
19,800	Station Casinos, Inc., Term Loan, VAR, 5.000%, 03/01/20	19,983
3,719	Wendy’s International, Inc., Term Loan, VAR, 3.250%, 05/15/18	3,742

		205,036

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	Household Durables — 1.4%
6,192	Tempur-Pedic International, Inc., Term B Loan, VAR, 3.500%, 03/18/20	6,193
7,500	Waddington Group, Inc., Term Loan, VAR, 05/23/20 ^	7,519
25,959	Wilsonart International, Inc., Term Loan, VAR, 4.000%, 10/31/19	25,966

		39,678

	Internet & Catalog Retail — 0.1%
3,975	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.028%, 01/30/17 (i)	3,947

	Leisure Equipment & Products — 0.5%
7,308	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	7,326
5,640	Leslie’s Poolmart, Inc., Tranche B Term Loan, VAR, 5.250%, 10/16/19	5,691

		13,017

	Media — 5.5%
	Barrington Broadcasting, Tranche 2 Term Loan,
1,217	VAR, 7.500%, 06/14/17	1,221
195	VAR, 7.500%, 06/14/17	195
	Cequel Communications LLC, Term Loan,
18	VAR, 3.500%, 02/14/19	18
6,945	VAR, 3.500%, 02/14/19	6,969
19,500	Clear Channel Communications, Inc., Term Loan B, VAR, 3.844%, 01/29/16	18,099
250	DigitalGlobe, Inc., 1st Lien Term Loan, VAR, 3.750%, 01/31/20	251
	Gray Television, Inc., 1st Lien Term Loan,
6,719	VAR, 4.750%, 10/12/19	6,803
128	VAR, 4.750%, 10/12/19	129
1,008	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/29/19	1,013
4,375	Kabel Deutschland GmbH, Facility F1, VAR, 3.250%, 02/01/19	4,371
7,500	McGraw-Hill Education, 1st Lien Term Loan, VAR, 9.000%, 03/22/19	7,472
1,634	Mission Broadcasting, Inc., Term Loan B, VAR, 4.250%, 12/03/19	1,659
	MTL Publishing LLC, Term B Loan,
5,895	VAR, 4.250%, 06/29/18	5,930
1,568	VAR, 4.250%, 06/29/18	1,577
5,615	NEP Broadcasting LLC, 1st Lien Term Loan, VAR, 4.750%, 01/03/20	5,674
3,866	Nexstar Broadcasting, Inc., 1st Lien Term Loan, VAR, 4.250%, 12/03/19	3,924
3,667	Radio One, Inc., Term Loan, VAR, 7.500%, 03/31/16	3,747
1,995	Tribune Co., 1st Lien Term Loan, VAR, 4.000%, 12/31/19	2,016
30,878	Univision Communications, Inc., 1st Lien Term Loan, VAR, 4.500%, 03/01/20 ^	30,796
10,000	Univision Communications, Inc., Term C-2 Loan, VAR, 4.500%, 03/01/20	9,978
1,968	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (d) (i)	103
21,271	Visant Corp., Tranche B Term Loans, VAR, 5.250%, 12/22/16	20,691
10,250	WMG Acquisition Corp., 1st Lien Term Loan, VAR, 3.750%, 07/01/20	10,301
	WMG Acquisition Corp., Delayed Draw Term Loan,
1,915	VAR, 4.250%, 05/02/20 ^	1,904
12,351	VAR, 4.250%, 05/02/20 ^	12,279

		157,120

	Multiline Retail — 1.1%
	99 Cents Only Stores, Tranche B-1 Loan,
1,122	VAR, 5.250%, 01/13/19	1,137
1,100	VAR, 5.250%, 01/13/19	1,115
27,575	J.C. Penney Corp., Inc., Term Loan, VAR, 05/21/18 ^	27,937

		30,189

	Specialty Retail — 1.9%
18,532	Collective Brands, Inc., Term Loan, VAR, 7.250%, 10/09/19	18,725
	Evergreen Acquisition Corp., 2012 New Term Loan,
12	VAR, 5.000%, 07/09/19	12
4,832	VAR, 5.000%, 07/09/19	4,850
2,839	Gymboree Corp., Initial Term Loan (A & R), VAR, 5.000%, 02/23/18	2,776
	J. Crew Group, Inc., Term Loan B,
3,902	VAR, 4.000%, 03/07/18	3,915
1,946	VAR, 4.000%, 03/07/18	1,953
1,800	VAR, 4.000%, 03/07/18	1,806
	Party City Corp., Term Loan,
4,066	VAR, 4.250%, 07/27/19	4,067
603	VAR, 4.250%, 07/27/19	603
625	VAR, 4.250%, 07/27/19	625
4,716	VAR, 4.250%, 07/27/19	4,717
4,554	VAR, 4.250%, 07/27/19	4,555

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	Specialty Retail — Continued
4,938	Pep Boys-Manny Moe & Jack (The), Term Loan, VAR, 5.000%, 10/11/18	4,987

		53,591

	Textiles, Apparel & Luxury Goods — 0.2%
6,620	Cole Haan, Inc., Term Loan B, VAR, 5.750%, 01/31/20	6,677

	Total Consumer Discretionary	537,241

Consumer Staples — 6.1%
	Food & Staples Retailing — 4.3%
	Advancepierre Foods, Inc., 1st Lien Term Loan B,
9,104	VAR, 5.750%, 07/10/17	9,158
23	VAR, 5.750%, 07/10/17	23
16,556	Albertsons LLC, Term Loan B1, VAR, 4.250%, 03/21/16	16,634
25,755	Albertsons LLC, Term Loan B2, VAR, 4.750%, 03/21/19	25,808
1,430	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	1,478
13,685	Rite Aid Corp., Tranche 6 Term Loan, VAR, 4.000%, 02/21/20	13,756
55,073	SUPERVALU, Inc., Term Loan B, VAR, 5.000%, 03/21/19 ^	54,866

		121,723

	Food Products — 1.0%
2,612	GFA Brands, Inc., Term Loan, VAR, 7.000%, 07/02/18	2,640
	High Liner Foods, Inc., Term Loan,
2,503	VAR, 4.750%, 12/19/17	2,515
57	VAR, 4.750%, 12/19/17	58
11,410	New HB Acquisition LLC, Term B Loan, VAR, 6.750%, 04/09/20	11,702
	Pinnacle Foods, Inc., 1st Lien Term G Loan,
29	VAR, 3.250%, 04/29/20	29
11,596	VAR, 3.250%, 04/29/20	11,596

		28,540

	Household Products — 0.8%
1,827	Armored Autogroup, Inc., New Term Loan, VAR, 6.000%, 11/05/16	1,819
	Reynolds Group Holdings, Inc., U.S. Term Loan,
3,939	VAR, 4.750%, 09/28/18	3,971
7,518	VAR, 4.750%, 09/28/18	7,578
6,453	VAR, 4.750%, 09/28/18	6,505
	Spectrum Brands Inc., Term Loan,
179	VAR, 4.500%, 12/17/19	181
4,630	VAR, 4.500%, 12/17/19	4,684
36	VAR, 5.500%, 12/17/19	36

		24,774

	Total Consumer Staples	175,037

Energy — 2.3%
	Energy Equipment & Services — 0.5%
7,264	EMG Utica, Term Loan, VAR, 4.750%, 03/27/20	7,291
6,767	Pacific Drilling S.A., Term Loan, VAR, 05/31/18 ^	6,794

		14,085

	Oil, Gas & Consumable Fuels — 1.8%
1,330	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/13/18	1,382
13,983	Arch Coal, Inc., Term Loan, VAR, 5.750%, 05/16/18	14,098
6,824	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	6,860
6,250	Rice Energy LLC, Term Loan, VAR, 8.500%, 10/25/18	6,328
10,390	Sabine Oil & Gas LLC, Term Loan, VAR, 8.750%, 12/31/18	10,624
10,807	Tallgrass Energy Corp., Term Loan, VAR, 5.250%, 11/13/18	10,861

		50,153

	Total Energy	64,238

Financials — 5.7%
	Capital Markets — 1.6%
6,801	Duff & Phelps Corp., Term Loan, VAR, 4.500%, 04/23/20	6,843
30,775	Nuveen Investments, Inc., Tranche B 1st Lien Term Loan, VAR, 4.193%, 05/13/17	30,859
8,260	Walter Investment Management Corp., Tranche B Term Loan, VAR, 5.750%, 11/28/17	8,339

		46,041

	Consumer Finance — 0.2%
4,167	Flying Fortress, Inc., Term Loan, VAR, 3.500%, 06/30/17	4,198

	Diversified Financial Services — 3.3%
	Aot Holdings Ltd., 1st Lien Senior Secured Term Loan,
4,743	VAR, 5.000%, 10/01/19	4,769
30	VAR, 5.000%, 10/01/19	30
3,435	VAR, 5.000%, 10/01/19	3,453
458	VAR, 5.000%, 10/01/19	460

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	Diversified Financial Services — Continued
428	VAR, 5.000%, 10/01/19	430
2,418	VAR, 5.000%, 10/01/19	2,430
458	VAR, 5.000%, 10/01/19	461
2,300	Genesys Telecommunications Holdings Ltd., Dollar Term Loan, VAR, 4.000%, 02/08/20	2,309
	Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan,
3,841	VAR, 5.444%, 06/30/17 ^	3,786
14,171	VAR, 5.444%, 06/30/17 ^	13,967
9,116	VAR, 5.444%, 06/30/17 ^	8,985
5,061	VAR, 5.444%, 06/30/17 ^	4,988
10,826	Interactive Data Corp., Term Loan, VAR, 3.750%, 02/11/18	10,853
5,424	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	5,424
	ROC Finance LLC, Incremental 18-Month Delayed Draw Term B Loans,
133	VAR, 2.250%, 08/19/17 ^	133
200	VAR, 8.500%, 08/19/17	200
26,300	ROC Finance LLC, Term Loan, VAR, 5.750%, 05/22/19 ^	26,484
5,596	Wavedivision Holdings LLC, Term Loan B, VAR, 4.000%, 08/09/19	5,634

		94,796

	Insurance — 0.6%
	Asurion LLC, Term Loan,
2,843	VAR, 4.500%, 05/24/19	2,855
4,031	VAR, 4.750%, 07/23/17	4,049
3,900	Hub International Ltd., Extended Initial Term Loan, VAR, 3.694%, 06/13/17	3,917
6,983	USI, Inc., Term Loan, VAR, 5.250%, 12/27/19	7,028

		17,849

	Real Estate Management & Development — 0.0% (g)
679	Realogy Corp., Extended Synthetic Commitments, VAR, 4.454%, 10/10/16	685

	Total Financials	163,569

Health Care — 5.5%
	Biotechnology — 0.6%
15,253	Sage Products, Inc., Term Loan, VAR, 4.250%, 12/13/19	15,342

	Health Care Equipment & Supplies — 0.3%
8,358	Kinetic Concepts, Inc., Tranche C-1 Term Loan, VAR, 5.500%, 05/04/18	8,457

	Health Care Providers & Services — 3.6%
1,431	Alliance Healthcare Services, Inc., Delayed Draw Term Loan, VAR, 05/30/19 ^	1,431
6,084	Alliance Healthcare Services, Inc., Term Loan, VAR, 05/30/19 ^	6,084
	CHG Healthcare Services, Inc., Term Loan,
8,599	VAR, 5.000%, 11/19/19	8,685
284	VAR, 5.000%, 11/19/19	287
	Community Health Systems, Inc., Extended Term Loan,
4,486	VAR, 3.773%, 01/25/17	4,519
120	VAR, 3.784%, 01/25/17	120
9,325	HCA, Inc., Term Loan B4, VAR, 3.444%, 05/01/18	9,355
	Healogics, Inc., Term Loan,
5	VAR, 5.250%, 02/05/19	5
1,995	VAR, 5.250%, 02/05/19	2,014
15,620	Health Management Associates, Inc., Term Loan B, VAR, 3.500%, 11/16/18	15,715
7,787	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	7,809
12,573	inVentiv Health, Inc., Consolidated Term Loan, VAR, 7.500%, 08/04/16	12,416
3,182	Multiplan, Inc., Term Loan B, VAR, 4.000%, 08/26/17	3,210
13,325	National Mentor Holdings, Inc., Tranche B-1 Term Loan, VAR, 6.500%, 02/09/17	13,500
3,548	U.S. Renal Care, Inc., 1st Lien Term Loan, VAR, 6.250%, 07/03/19	3,588
14,503	Vanguard Health Systems, Inc., Term Loan B, VAR, 3.750%, 01/29/16	14,638

		103,376

	Pharmaceuticals — 1.0%
941	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17	943
	Aptalis Pharma, Inc., Term Loan,
13,624	VAR, 5.500%, 02/10/17	13,664
1,469	VAR, 5.500%, 02/10/17	1,473
	Capsugel Holdings U.S., Inc., Term Loan,
4,124	VAR, 4.750%, 08/01/18	4,158
892	VAR, 4.750%, 08/01/18	900
8,286	Par Pharmaceutical Cos., Inc., Term Loan B, VAR, 4.250%, 09/30/19	8,294

		29,432

	Total Health Care	156,607

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
Industrials — 12.2%
	Aerospace & Defense — 0.5%
388	Ducommun, Inc., Term Loan, VAR, 4.750%, 06/28/17	392
13,965	Hamilton Sundstrand Industrial Corp., Term Loan, VAR, 4.000%, 12/13/19	13,968

		14,360

	Airlines — 1.8%
32,269	Delta Air Lines, Inc., New Term Loan B-1, VAR, 4.000%, 10/18/18	32,350
670	Landmark Aviation, Canadian Term Loans, VAR, 5.750%, 10/25/19	674
7,903	Landmark Aviation, Term Loan, VAR, 5.750%, 10/25/19	7,952
9,625	U.S. Airways Group, Inc., Term Loan B1, VAR, 05/08/19 ^	9,615

		50,591

	Building Products — 1.2%
4,810	AMC Entertainment, Inc., 1st Lien Term Loan, VAR, 3.500%, 04/30/20	4,820
6,785	Custom Building Products, Inc., Term Loan, VAR, 6.000%, 12/14/19	6,852
	Roofing Supply Group, Term Loan,
8,003	VAR, 5.000%, 05/31/19	8,090
6,795	VAR, 5.000%, 05/31/19	6,868
8,002	Summit Materials LLC, Term Loan, VAR, 5.000%, 01/30/19	8,077

		34,707

	Commercial Services & Supplies — 3.3%
2,533	AWAS Aviation Capital Ltd., Term Loan, VAR, 3.500%, 07/16/18	2,558
5,930	Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 4.250%, 09/15/17	5,958
1,379	Catalent Pharma Solutions, Inc., Extended Dollar Term-1 Loan, VAR, 3.694%, 09/15/16	1,389
25,965	Cenveo Corp., Term Loan, VAR, 6.250%, 02/13/17	26,192
14,914	Ceridian Corp., Extended U.S. Term Loan, VAR, 5.948%, 05/09/17	15,011
4,468	Garda World Security Corp., Term Loan, VAR, 4.500%, 10/25/19	4,512
19,350	Seminole Indian Tribe of Florida, Inc., Term Loan, VAR, 3.000%, 04/29/20	19,365
12,416	Sourcehov LLC, 1st Lien Term Loan, VAR, 5.250%, 04/30/18 ^	12,556
1,846	Sourcehov LLC, 2nd Lien Term Loan, VAR, 8.750%, 04/30/19	1,878
5,948	St. George’s University, Term Loan, VAR, 8.500%, 12/20/17	5,955

		95,374

	Construction & Engineering — 0.6%
15,613	SRS Distribution, Inc., Term Loan, VAR, 4.750%, 09/01/19	15,721

	Electrical Equipment — 0.2%
	Alliance Laundry Systems LLC, 1st Lien Term Loan,
43	VAR, 4.500%, 12/10/18	43
3,322	VAR, 4.500%, 12/10/18	3,345
3,731	WireCo World Group, Inc., Term Loan, VAR, 6.000%, 02/15/17	3,750

		7,138

	Energy Equipment & Services — 0.5%
12,721	MRC Global, Inc., Term Loan, VAR, 6.000%, 11/08/19	12,872

	Industrial Conglomerates — 0.7%
	Autoparts Holdings Ltd., Term Loan,
1,226	VAR, 6.500%, 07/29/17	1,207
625	VAR, 6.500%, 07/29/17	616
14,254	Consolidated Precision Products, Inc., Term Loan, VAR, 4.750%, 12/28/19	14,254
4,079	Hudson Products Holdings, Inc., Term Loan, VAR, 5.250%, 06/07/17	4,115

		20,192

	Machinery — 2.4%
14,130	Apex Tool Group, Inc., Term Loan, VAR, 4.500%, 01/31/20	14,221
4,403	CPM Holdings, Inc., Term Loan, VAR, 6.250%, 08/29/17	4,414
22,262	Edwards Ltd., Term Loan, VAR, 4.750%, 03/26/20	22,401
19,097	Intelligrated, Inc., 1st Lien Term Loan, VAR, 4.500%, 07/30/18	19,216
7,387	Wabash National Corp., Initial Term Loan, VAR, 4.500%, 05/08/19	7,423

		67,675

	Road & Rail — 0.6%
10,973	Hertz Corp. (The), Term Loan, VAR, 3.750%, 03/11/18	11,030
3,692	Ozburn-Hessey Logistics LLC, Term Loan, VAR, 6.750%, 05/22/19	3,669
	Swift Transportation Co., Term Loan B2,
1,610	VAR, 4.000%, 12/21/17	1,629

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	Road & Rail — Continued
276	VAR, 4.000%, 12/21/17	279

		16,607

	Trading Companies & Distributors — 0.4%
10,574	Baker Corp. International, Term Loan, VAR, 4.250%, 02/07/20	10,648

	Total Industrials	345,885

Information Technology — 9.0%
	Communications Equipment — 2.4%
30,094	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 7.250%, 01/30/19	30,388
5,200	ARRIS Group, Inc., Term Loan B, VAR, 3.500%, 04/17/20	5,197
10,274	Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.773%, 10/26/17	9,215
24,259	Avaya, Inc., Term Loan B5, VAR, 8.000%, 03/31/18 ^	23,159

		67,959

	Computers & Peripherals — 0.2%
5,491	Oberthur Technologies, Facility B3, VAR, 6.286%, 11/30/18	5,487

	Electronic Equipment, Instruments & Components — 0.2%
4,608	NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20	4,701

	Internet Software & Services — 0.6%
17,906	Go Daddy Group, Inc. (The), Term Loan, VAR, 4.250%, 12/17/18	17,968

	IT Services — 2.6%
27,755	CDW Corp., Term Loan, VAR, 3.500%, 04/29/20 ^	27,651
12,500	First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.195%, 03/23/18	12,443
	First Data Corp., Term Loan,
10,935	VAR, 4.199%, 03/24/17	10,901
16,904	VAR, 4.199%, 09/24/18	16,817
3,392	Peak 10, Inc., Term Loan B, VAR, 7.250%, 10/25/18	3,434
2,797	Transaction Network Services, Inc., Term Loan B, VAR, 5.000%, 02/14/20	2,827

		74,073

	Semiconductors & Semiconductor Equipment — 1.2%
25,960	Freescale Semiconductor, Inc., Term Loan B, VAR, 5.000%, 03/01/20	26,076
8,719	ON Semiconductor Corp., Term Loan, VAR, 2.034%, 01/02/18	8,610

		34,686

	Software — 1.8%
	Attachmate Corp., 1st Lien Term Loan,
15,650	VAR, 7.250%, 11/22/17	15,817
465	VAR, 7.250%, 11/22/17	470
	Emdeon, Inc., Term B-2 Loan,
290	VAR, 3.750%, 11/02/18	292
425	VAR, 3.750%, 11/02/18	428
1,867	VAR, 3.750%, 11/02/18	1,878
2,956	VAR, 3.750%, 11/02/18	2,974
7,988	VAR, 3.750%, 11/02/18	8,036
2,900	Flexera Software, Term Loan B, VAR, 5.000%, 03/13/19	2,922
	Infor (U.S.), Inc., Tranche B-2 Term Loan,
5,804	VAR, 5.250%, 04/05/18	5,859
574	VAR, 6.250%, 04/05/18	579
3,573	Magic Newco LLC, USD 1st Lien Term Loan, VAR, 7.250%, 12/12/18	3,617
6,228	RP Crown Parent LLC, 1st Lien Term Loan, VAR, 6.750%, 12/14/18	6,312
	Southern Graphics, Inc., Term Loan,
2,112	VAR, 5.000%, 10/17/19	2,131
1,080	VAR, 5.000%, 10/17/19	1,089

		52,404

	Total Information Technology	257,278

Materials — 5.3%
	Chemicals — 2.1%
2,905	AI Chem & Cy U.S. Acquico, Inc., 2nd Lien Term Loan, VAR, 8.250%, 04/03/20	2,978
5,019	AI Chem & Cy U.S. Acquico, Inc., Tranche B-1 Term Loan, VAR, 4.500%, 10/04/19	5,053
2,604	AI Chem & Cy U.S. Acquico, Inc., Tranche B-2 Term Loan, VAR, 4.500%, 10/04/19	2,622
4,950	Ascend Performance Materials LLC, Term B Loan, (Germany), VAR, 6.750%, 04/10/18	4,975
8,713	AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17	8,796
8,417	DuPont Performance, Term Loan, VAR, 4.750%, 02/01/20	8,477

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	Chemicals — Continued
5,849	Road Infrastructure Investment LLC, 1st Lien Term Loan, VAR, 6.250%, 03/30/18	5,900
20,000	Tronox Ltd., Term Loan, VAR, 4.500%, 03/19/20	20,179

		58,980

	Containers & Packaging — 1.4%
6,905	Berlin Packaging LLC, 1st Lien Term Loan, VAR, 4.750%, 04/02/19	6,977
	Berry Plastics Corp., 1st Lien Term Loan,
49	VAR, 3.500%, 02/10/20	49
19,401	VAR, 3.500%, 02/10/20	19,401
	BWAY Holding Co., Term Loan,
353	VAR, 4.500%, 08/06/17	356
5,388	VAR, 4.500%, 08/06/17	5,445
6,878	Sealed Air Corp., Term B-1 Loan, VAR, 4.000%, 10/03/18	6,957

		39,185

	Metals & Mining — 1.7%
7,417	Fairmount Minerals Ltd., 1st Lien Term Loan, VAR, 5.250%, 03/15/17	7,457
2,284	Firth Rixson, Inc., 2013 Replacement Dollar Term, VAR, 4.250%, 06/30/17	2,296
15,224	FMG Resources Pty Ltd., Term Loan, VAR, 5.250%, 10/18/17	15,295
6,360	Murray Energy Corp., 1st Lien Term Loan, VAR, 05/27/19 ^	6,396
10,834	Noranda Aluminum Holding Corp., Term B Loan, VAR, 5.750%, 02/28/19	10,834
5,523	Novelis, Inc., Term Loan, VAR, 3.750%, 03/10/17	5,599

		47,877

	Paper & Forest Products — 0.1%
4,688	Unifrax I LLC, Term Loan, VAR, 4.250%, 11/28/18	4,715

	Total Materials	150,757

Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 1.8%
	Integra Telecom Holdings, Inc., Term Loan B,
1,350	VAR, 6.000%, 02/22/19	1,364
1,350	VAR, 6.000%, 02/22/19	1,363
13,917	Level 3 Financing, Inc., Term Loan B, VAR, 5.250%, 08/01/19	14,100
6,000	UPC Holdings B.V., Facility AH, VAR, 3.250%, 06/30/21	5,993
19,640	Virgin Media Finance plc, Term Loan B, VAR, 3.750%, 02/14/20 ^	19,602
9,339	Zayo Group LLC, Term Loan, VAR, 4.750%, 07/02/19	9,396

		51,818

	Wireless Telecommunication Services — 1.9%
16,189	Cricket Communications, Inc., Term Loan, (Germany), VAR, 4.750%, 10/10/19	16,270
14,414	Cricket Communications, Inc., Term Loan C, VAR, 4.750%, 03/08/20	14,504
14,654	Syniverse Holdings, Inc., Add-On Term Loan, VAR, 4.000%, 04/23/19	14,704
	Syniverse Holdings, Inc., Initial Term Loan,
18	VAR, 5.000%, 04/23/19	18
6,930	VAR, 5.000%, 04/23/19	6,976

		52,472

	Total Telecommunication Services	104,290

Utilities — 3.8%
	Electric Utilities — 0.7%
5,000	Calpine Construction Finance Co./CCFC Finance Corp., Term Loan, VAR, 11/01/21 ^	4,987
11,483	La Frontera Generation LLC, Term Loan, VAR, 4.500%, 09/30/20	11,569
	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
25	VAR, 4.699%, 10/10/17	18
1,654	VAR, 4.699%, 10/10/17	1,196
821	VAR, 4.775%, 10/10/17	594

		18,364

	Gas Utilities — 0.5%
5,063	NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17	5,103
	Ruby Western Pipeline Holdings LLC, Term Loan,
1,218	VAR, 3.500%, 03/27/20	1,224
8,342	VAR, 3.500%, 03/27/20	8,384

		14,711

	Independent Power Producers & Energy Traders — 2.6%
	Calpine Corp., Term Loan,
32,650	VAR, 05/01/20 ^	32,413
4,423	VAR, 4.000%, 10/09/19	4,461
11,257	Dynegy, Inc., Tranche B-2 Term Loan, VAR, 04/23/20 ^	11,282

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — Continued
	Independent Power Producers & Energy Traders — Continued
27,000	NRG Energy, Inc., Incremental Term Loan, VAR, 07/01/18 ^	26,822

		74,978

	Total Utilities	108,053

	Total Loan Assignments (Cost $2,047,909)	2,062,955

SHARES
Short-Term Investment — 15.3%
	Investment Company — 15.3%
436,267	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (m) (Cost $436,267)	436,267

	Total Investments — 110.4% (Cost $3,116,284)	3,140,999
	Liabilities in Excess of Other Assets — (10.4)%	(295,833)

	NET ASSETS — 100.0%	$2,845,166

Percentages indicated are based on net assets.

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 05/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,700,000	EUR	Citibank, N.A.	06/20/13	10,000	10,009	(9)
2,645,000	EUR	TD Bank Financial Group	06/20/13	3,463	3,439	24
5,000,000	GBP	TD Bank Financial Group	06/20/13	7,778	7,596	182
10,323,000	NOK	Union Bank of Switzerland AG	06/20/13	1,766	1,758	8
				23,007	22,802	205

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EUR	—	Euro
GBP	—	British Pound
NOK	—	Norwegian Krone
PIK	—	Payment-in-Kind
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
USD	—	United States Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of May 31, 2013.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	—	Defaulted Security.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.1%.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of May 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2013.
^	—	All or a portion of the security is unsettled as of May 31, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

As of May 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	31,497
Aggregate gross unrealized depreciation	(6,782)

Net unrealized appreciation/depreciation	24,715

Federal income tax cost of investments	3,116,284

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2012 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

A. VALUATION OF INVESTMENTS—Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the Administrator”, or JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan”), has established a Valuation Committee (VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (JPMIM” or the Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$144,160	$—		$144,160
Consumer Staples	—	34,806	—		34,806
Energy	—	87,371	—		87,371
Financials	—	66,168	—		66,168
Health Care	—	42,454	—		42,454
Industrials	—	24,175	10,961		35,136
Information Technology	—	12,333	—		12,333
Materials	—	132,309	—		132,309
Telecommunication Services	—	46,537	—		46,537
Utilities	—	25,358	—		25,358
Total Corporate Bonds	—	615,671	10,961		626,632
Preferred Stocks
Consumer Discretionary	1,220	—	—		1,220
Financials	—	13,925	—		13,925
Total Preferred Stocks	1,220	13,925	—		15,145
Loan Assignments
Consumer Discretionary	—	533,190	4,051		537,241
Consumer Staples	—	175,037	—		175,037
Energy	—	64,238	—		64,238
Financials	—	163,569	—		163,569
Health Care	—	156,607	—		156,607
Industrials	—	345,885	—		345,885
Information Technology	—	257,278	—		257,278
Materials	—	150,757	—		150,757
Telecommunication Services	—	104,290	—		104,290
Utilities	—	108,053	—		108,053
Total Loan Assignments	—	2,058,904	4,051		2,062,955
Short-Term Investment
Investment Company	436,267	—	—		436,267
Total Investments in Securities	$437,487	$2,688,500	$15,012	*	$3,140,999
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$214	$—		$214
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(9)	$—		$(9)

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

* Level 3 securities are valued by brokers and pricing services. At May 31, 2013, the value of these securities was approximately $15,012,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers between Levels 1 and 2 during the period ended May 31, 2013.

JPMorgan Floating Rate Income Fund	Balance as of 02/28/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 05/31/13
Investments in Securities
Corporate Bonds - Industrials	$10,742	$—	$475	$(14)	$—	$(242)	$—	$—	$10,961
Loan Assignments - Consumer Discretionary	4,545	555	(499)	5	—	(555)	$—	$—	4,051

Total	$15,287	$555	$(24)	$(9)	$—	$(797)		$—	$15,012

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at May 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(25,000).

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited)

(Amounts in U.S. dollar, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 8.2%
	Italy — 1.3%
EUR 126,001	Atlante Finance Srl, Series 1, Class A, Reg. S., VAR, 0.396%, 07/29/47 (m)	158,559
EUR 147,775	Italfinance Securitisation Vehicle Srl, Series 2005-1, Class A, Reg. S., VAR, 0.351%, 03/14/23 (m)	189,679

		348,238

	United States — 6.9%
192,542	ABFC Trust, Series 2004-OPT2, Class M2, VAR, 1.693%, 07/25/33	177,847
149,973	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M2, VAR, 1.768%, 04/25/34 Argent Securities, Inc.,	138,089
174,063	Series 2004-W3, Class A3, VAR, 1.013%, 02/25/34	149,388
175,308	Series 2003-W7, Class M2, VAR, 2.818%, 03/25/34	164,768
152,673	Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M3, VAR, 2.293%, 10/25/33	143,005
147,213	Fremont Home Loan Trust, Series 2004-2, Class M2, VAR, 1.123%, 07/25/34	139,149
116,893	Home Equity Asset Trust, Series 2004-6, Class M2, VAR, 1.093%, 12/25/34	109,627
120,336	New Century Home Equity Loan Trust, Series 2003-4, Class M2, VAR, 2.923%, 10/25/33	117,605
165,640	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-2, Class M1, VAR, 1.168%, 04/25/33	144,097
170,350	RASC Trust, Series 2005-KS2, Class M1, VAR, 0.623%, 03/25/35 Structured Asset Investment Loan Trust,	155,268
300,000	Series 2003-BC10, Class A4, VAR, 1.193%, 10/25/33	285,813
144,591	Series 2003-BC3, Class M1, VAR, 1.618%, 04/25/33	144,191

		1,868,847

	Total Asset-Backed Securities (Cost $2,059,784)	2,217,085

Collateralized Mortgage Obligations — 7.3%
Agency CMO — 4.9%
	United States — 4.9%
	Federal Home Loan Mortgage Corp. REMIC
523,378	Series 3110, Class SL, IF, IO, 5.951%, 02/15/26	74,337
498,420	Series 4056, Class BI, IO, 3.000%, 05/15/27	67,332
565,196	Series 4136, Class IN, IO, 3.000%, 11/15/27	70,189
524,163	Series 4146, Class AI, IO, 3.000%, 12/15/27	65,958
	Federal National Mortgage Association REMIC
381,050	Series 2005-13, Class SQ, IF, IO, 5.907%, 03/25/35	57,025
518,840	Series 2012-128, Class KI, IO, 3.000%, 11/25/27	69,832
528,784	Series 2012-144, Class EI, IO, 3.000%, 01/25/28	69,520
479,301	Series 2012-145, Class EI, IO, 3.000%, 01/25/28	63,138
578,092	Series 2012-150, Class BI, IO, 3.000%, 01/25/28	76,424
581,829	Series 2013-5, Class YI, IO, 3.000%, 02/25/28	76,220
484,219	Series 2013-9, Class IO, IO, 3.000%, 02/25/28	65,481
348,058	Series 2013-10, Class YI, IO, 3.000%, 02/25/28	48,787
685,071	Series 2013-15, Class QI, IO, 3.000%, 03/25/28	91,836
590,719	Series 2013-26, Class IJ, IO, 3.000%, 04/25/28	78,050
519,153	Series 2012-25, Class AI, IO, 3.500%, 03/25/27	75,347
553,922	Series 2012-98, Class GI, IO, 3.500%, 07/25/27	82,371
580,440	Series 2013-9, Class YI, IO, 3.500%, 02/25/28	89,936
587,118	Series 2013-31, Class YI, IO, 3.500%, 04/25/28	89,720

		1,311,503

Non-Agency CMO — 2.4%
	Italy — 0.5%
EUR 120,000	Intesa Sec S.p.A., Series 3, Class B, Reg. S., VAR, 0.407%, 10/30/33 (m)	134,464

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Spain — 1.0%
EUR 228,410	TDA 13-Mixto Fondo de Titulizacion de Activos, Series 13, Class A2, VAR, 0.516%, 09/30/32 (m)	277,532

	United States — 0.9%
217,749	Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A5, 5.250%, 03/25/37	229,237

		641,233

	Total Collateralized Mortgage Obligations (Cost $1,954,461)	1,952,736

Commercial Mortgage-Backed Securities — 4.4%
	Ireland — 2.4%
EUR 254,649	Fleet Street Finance Three plc, Series 3, Class A1, Reg. S., VAR, 0.397%, 10/25/16 (m)	322,706
EUR 261,776	Talisman-7 Finance Ltd., Series 7, Class A, Reg. S., VAR, 0.408%, 04/22/17 (m)	334,459

		657,165

	United States — 2.0%
100,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class B, VAR, 5.118%, 07/10/45	100,262
105,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class AM, 5.243%, 12/11/38	115,684
100,000	Commercial Mortgage Trust, Series 2004-GG1, Class H, VAR, 5.738%, 06/10/36 (e)	99,907
125,000	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AJ, VAR, 5.239%, 12/12/49	123,173
100,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class F, VAR, 5.239%, 10/15/44 (e)	97,801

		536,827

	Total Commercial Mortgage-Backed Securities (Cost $1,143,051)	1,193,992

Convertible Bonds — 2.1%
	United Kingdom — 0.4%
100,000	Billion Express Investments Ltd., Reg. S., 0.750%, 10/18/15	102,250

	United States — 1.7%
40,000	Chesapeake Energy Corp., 2.750%, 11/15/35	40,800
50,000	General Cable Corp., SUB, 4.500%, 11/15/29	62,000
55,000	Iconix Brand Group, Inc., 1.500%, 03/15/18 (e)	63,663
60,000	Jarden Corp., 1.875%, 09/15/18 (e)	71,850
55,000	MGM Resorts International, 4.250%, 04/15/15	62,528
85,000	TIBCO Software, Inc., 2.250%, 05/01/32	83,672
40,000	TRW Automotive, Inc., 3.500%, 12/01/15	87,225

		471,738

	Total Convertible Bonds (Cost $562,666)	573,988

Corporate Bonds — 68.5%
	Bermuda — 0.9%
200,000	Aircastle Ltd., 7.625%, 04/15/20	229,500

	Canada — 0.6%
150,000	Pacific Rubiales Energy Corp., 5.125%, 03/28/23 (e) (m)	151,125

	Cayman Islands — 1.5%
200,000	Country Garden Holdings Co., Ltd., 7.500%, 01/10/23 (e) (m)	203,500
200,000	Kaisa Group Holdings Ltd., 8.875%, 03/19/18 (e) (m)	205,000

		408,500

	Colombia — 0.7%
200,000	Banco GNB Sudameris S.A., 3.875%, 05/02/18 (e) (m)	193,000

	Denmark — 0.6%
GBP 95,000	Danske Bank A/S, VAR, 5.375%, 09/29/21 (m)	148,673

	Dominican Republic — 0.6%
150,000	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23 (e) (m)	154,125

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	France — 1.5%
EUR 100,000	AXA S.A., Reg. S., VAR, 5.125%, 07/04/43 (m)	132,651
EUR 100,000	BPCE S.A., VAR, 9.000%, 03/17/15 (m) (x)	135,466
EUR 100,000	Rexel S.A., Reg. S., 7.000%, 12/17/18 (m)	144,597

		412,714

	Germany — 3.1%
200,000	Deutsche Bank AG, VAR, 4.296%, 05/24/28 (m)	192,884
EUR 100,000	Grohe Holding GmbH, Reg. S., VAR, 8.750%, 12/15/17 (m)	135,876
EUR 100,000	Kabel Deutschland Vertrieb und Service GmbH, Reg. S., 6.500%, 06/29/18 (m)	138,423
EUR 90,000	Orion Engineered Carbons Bondco GmbH, Reg. S., 10.000%, 06/15/18 (m)	129,845
EUR 150,000	Unitymedia KabelBW GmbH, Reg. S., 9.500%, 03/15/21 (m)	224,607

		821,635

	Ireland — 2.1%
EUR 100,000	Aquarius and Investments plc for Zurich Insurance Co., Ltd., Reg. S., VAR, 4.250%, 10/02/43 (m)	132,822
EUR 150,000	Ardagh Packaging Finance plc, Reg. S., 9.250%, 10/15/20 (m)	212,509
EUR 150,000	Smurfit Kappa Acquisitions, Reg. S., 5.125%, 09/15/18 (m)	207,655

		552,986

	Kazakhstan — 0.7%
200,000	KazMunayGas National Co. JSC, 4.400%, 04/30/23 (e) (m)	193,500

	Luxembourg — 3.3%
EUR 150,000	Capsugel FinanceCo S.C.A., Reg. S., 9.875%, 08/01/19 (m)	220,795
EUR 100,000	Fiat Industrial Finance Europe S.A., Reg. S., 6.250%, 03/09/18 (m)	146,261
EUR 150,000	HeidelbergCement Finance Luxembourg S.A., Reg. S., 9.500%, 12/15/18 (m)	256,473
EUR 100,000	Matterhorn Mobile Holdings S.A., Reg. S., 8.250%, 02/15/20 (m)	139,398
EUR 100,000	Ontex IV S.A., Reg. S., 7.500%, 04/15/18 (m)	136,474

		899,401

	Mexico — 0.5%
150,000	Metalsa S.A. de C.V., 4.900%, 04/24/23 (e) (m)	148,500

	Netherlands — 2.3%
EUR 100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Reg. S., 6.875%, 03/19/20 (m)	145,046
200,000	Koninklijke KPN N.V., VAR, 7.000%, 03/28/73 (e) (m)	199,000
130,000	Petrobras Global Finance B.V., 4.375%, 05/20/23 (m)	125,265
EUR 100,000	Schaeffler Finance B.V., Reg. S., 7.750%, 02/15/17 (m)	148,522

		617,833

	Nigeria — 0.8%
210,000	Fidelity Bank plc, 6.875%, 05/09/18 (e) (m)	206,063

	Panama — 0.8%
200,000	AES El Salvador Trust II, 6.750%, 03/28/23 (e) (m)	208,750

	Peru — 2.1%
180,000	Banco de Credito del Peru, VAR, 6.125%, 04/24/27 (e) (m)	194,089
200,000	Consorcio Transmantaro S.A., 4.375%, 05/07/23 (e) (m)	194,000
200,000	Transportadora de Gas del Peru S.A., 4.250%, 04/30/28 (e) (m)	189,500

		577,589

	Singapore — 0.7%
200,000	Ottawa Holdings Pte Ltd., 5.875%, 05/16/18 (e) (m)	185,000

	South Africa — 0.5%
EUR 100,000	Foodcorp Pty Ltd., Reg. S., 8.750%, 03/01/18 (m)	144,272

	Spain — 0.5%
EUR 100,000	Obrascon Huarte Lain S.A., 8.750%, 03/15/18 (m)	142,323

	Sweden — 1.1%
EUR 100,000	Eileme 2 AB, Reg. S., 11.750%, 01/31/20 (m)	153,046
EUR 100,000	Skandinaviska Enskilda Banken AB, Reg. S., VAR, 4.000%, 09/12/22 (m)	139,938

		292,984

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Switzerland — 1.1%
EUR 220,000	UBS AG, VAR, 4.280%, 04/15/15 (m) (x)	286,934

	Turkey — 0.7%
200,000	Turkiye Sise ve Cam Fabrikalari A.S., 4.250%, 05/09/20 (e) (m)	196,250

	United Kingdom — 8.6%
GBP 65,000	Barclays Bank plc, VAR, 14.000%, 06/15/19 (m) (x)	133,080
GBP 100,000	Boparan Finance plc, Reg. S., 9.875%, 04/30/18 (m)	169,413
EUR 100,000	EC Finance plc, Reg. S., 9.750%, 08/01/17 (m)	141,049
GBP 150,000	Heathrow Finance plc, Reg. S., 7.125%, 03/01/17 (m)	250,701
GBP 87,000	HSBC Bank Capital Funding Sterling LP, VAR, 5.844%, 11/05/31 (m) (x)	133,510
400,000	Ineos Finance plc, 8.375%, 02/15/19 (e)	446,000
	Lloyds TSB Bank plc,
EUR 75,000	Reg. S., VAR, 11.875%, 12/16/21 (m)	121,120
GBP 70,000	VAR, 5.750%, 07/09/25 (m)	108,960
GBP 100,000	Priory Group No. 3 plc, Reg. S., 8.875%, 02/15/19 (m)	155,739
200,000	Royal Bank of Scotland plc (The), Reg. S., VAR, 9.500%, 03/16/22 (m)	236,002
GBP 125,000	Standard Chartered Bank, VAR, 8.103%, 05/11/16 (m) (x)	207,968
GBP 133,000	Standard Life plc, VAR, 6.750%, 07/12/27 (m) (x)	223,905

		2,327,447

	United States — 33.2%
200,000	American International Group, Inc., 6.250%, 03/15/37 (m)	220,000
200,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18 (m) (x)	228,000
500,000	Biomet, Inc., 6.500%, 08/01/20 (e)	526,250
500,000	Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	476,250
75,000	CC Holdings GS V LLC, 2.381%, 12/15/17 (e) (m)	75,304
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 06/01/20	334,875
400,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	452,000
150,000	Citigroup, Inc., Series D, VAR, 5.350%, 05/15/23 (m) (x)	148,125
65,793	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22 (m)	74,676
70,000	DCP Midstream LLC, VAR, 5.850%, 05/21/43 (e) (m)	70,175
250,000	Del Monte Corp., 7.625%, 02/15/19	259,062
500,000	DISH DBS Corp., 6.750%, 06/01/21	528,750
200,000	DJO Finance LLC/DJO Finance Corp., 8.750%, 03/15/18	221,000
	First Data Corp.,
250,000	6.750%, 11/01/20 (e)	261,250
250,000	PIK, 8.750%, 01/15/22 (e)	268,125
300,000	GCI, Inc., 8.625%, 11/15/19	320,250
140,000	General Electric Capital Corp., VAR, 6.375%, 11/15/67 (m)	149,275
400,000	HCA, Inc., 7.500%, 02/15/22	466,000
55,000	ING U.S., Inc., VAR, 5.650%, 05/15/53 (e) (m)	55,275
50,000	JC Penney Corp., Inc., 6.375%, 10/15/36	41,625
400,000	Level 3 Financing, Inc., 8.125%, 07/01/19	433,000
200,000	MetLife, Inc., 6.400%, 12/15/36 (m)	226,000
500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19	525,000
250,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	276,875
250,000	Sabre, Inc., 8.500%, 05/15/19 (e)	275,625
200,000	Sealed Air Corp., 8.375%, 09/15/21 (e)	231,000
75,000	Spectrum Brands, Inc., 9.500%, 06/15/18	82,969
500,000	Sprint Capital Corp., 8.750%, 03/15/32	582,500
350,000	Tenet Healthcare Corp., 8.000%, 08/01/20	384,125
200,000	UCI International, Inc., 8.625%, 02/15/19	207,000
500,000	Valeant Pharmaceuticals International, 7.000%, 10/01/20 (e)	538,750

		8,939,111

	Total Corporate Bonds (Cost $18,056,083)	18,438,215

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 6.2%
	Belarus — 0.5%
125,000	Republic of Belarus, Reg. S., 8.750%, 08/03/15 (m)	129,844

	Mexico — 2.4%
MXN 7,300,000	United Mexican States, 7.750%, 12/14/17 (m)	644,495

	Romania — 0.6%
150,000	Republic of Romania, 4.375%, 08/22/23 (e) (m)	148,875

	Russia — 2.7%
RUB 22,700,000	Russian Federation, 7.600%, 07/20/22 (m)	734,018

	Total Foreign Government Securities (Cost $1,730,290)	1,657,232

SHARES
Preferred Stock — 0.6%
	United States — 0.6%
6,000	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @ (a) (m) (Cost $155,000)	154,140

Short-Term Investment — 1.8%
	Investment Company — 1.8%
495,459	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (m) (Cost $495,459)	495,459

	Total Investments — 99.1% (Cost $26,156,794)	26,682,847
	Other Assets in Excess of Liabilities — 0.9%	236,913

	NET ASSETS — 100.0%	$26,919,760

Percentages indicated are based on net assets.

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 05/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(2)	Euro Bund	06/06/13	(373,574)	(252)
(16)	10 Year U.S. Treasury Note	09/19/13	(2,067,500)	2,647

				2,395

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

(Amounts in U.S. dollar, unless otherwise noted)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 05/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
804,514	BRL	Credit Suisse International †	06/14/13	394,854	374,874	(19,980)
543,778	BRL	Goldman Sachs International †	06/14/13	267,410	253,381	(14,029)

3,297,283	CNY	Credit Suisse International †	06/14/13	525,170	537,008	11,838

411,000	EUR	Goldman Sachs International	06/14/13	533,016	534,222	1,206
78,286	EUR	Societe Generale	06/14/13	102,425	101,757	(668)

13,884,375	INR	Goldman Sachs International †	06/14/13	251,711	245,335	(6,376)
14,660,780	INR	State Street Bank & Trust †	06/14/13	269,055	259,054	(10,001)

280,855,475	KRW	Credit Suisse International	06/14/13	250,629	248,473	(2,156)

2,439,715	MXN	Barclays Bank plc	06/14/13	190,212	190,736	524
1,589,712	MXN	Morgan Stanley	06/14/13	128,375	124,283	(4,092)

793,865	MYR	State Street Bank & Trust †	06/14/13	256,392	255,982	(410)

10,678,435	PHP	Morgan Stanley †	06/14/13	261,726	252,547	(9,179)

400,530	TRY	Royal Bank of Canada	06/14/13	216,683	213,613	(3,070)
103,195	TRY	Union Bank of Switzerland AG	06/14/13	56,131	55,037	(1,094)

				3,703,789	3,646,302	(57,487)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 05/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
804,514	BRL	Credit Suisse International †	06/14/13	403,218	374,874	28,344
543,778	BRL	Goldman Sachs International †	06/14/13	269,130	253,380	15,750

3,297,283	CNY	Westpac Banking Corp. †	06/14/13	533,049	537,008	(3,959)

36,961	EUR	Citibank, N.A.	06/14/13	48,440	48,042	398
22,907	EUR	Credit Suisse International	06/14/13	30,050	29,775	275
4,518,561	EUR	State Street Corp.	06/14/13	5,793,699	5,873,278	(79,579)
77,500	EUR	Westpac Banking Corp.	06/14/13	99,029	100,735	(1,706)

21,193	GBP	Royal Bank of Canada	06/14/13	32,297	32,199	98
1,015,987	GBP	State Street Corp.	06/14/13	1,534,394	1,543,577	(9,183)

13,884,375	INR	Goldman Sachs International †	06/14/13	251,711	245,335	6,376
14,660,780	INR	State Street Bank & Trust †	06/14/13	258,750	259,053	(303)

280,855,475	KRW	Credit Suisse International †	06/14/13	249,716	248,473	1,243

10,406,432	MXN	BNP Paribas	06/14/13	815,194	813,573	1,621
1,964,660	MXN	Goldman Sachs International	06/14/13	157,482	153,597	3,885

793,865	MYR	Westpac Banking Corp. †	06/14/13	257,916	255,982	1,934

10,678,435	PHP	Goldman Sachs International †	06/14/13	252,445	252,547	(102)

24,063,652	RUB	Credit Suisse International †	06/14/13	753,166	752,279	887
1,283,967	RUB	State Street Bank & Trust †	06/14/13	40,739	40,140	599

503,725	TRY	Goldman Sachs International	06/14/13	274,355	268,650	5,705

				12,054,780	12,082,497	(27,717)

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

BRL	—	Brazilian Real
CMO	—	Collateralized Mortgage Obligation
CNY	—	Chinese Yuan
EUR	—	Euro
GBP	—	British Pound
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of May 31, 2013. The rate may be subject to a cap and floor.
IO	—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
INR	—	Indian Rupee
KRW	—	Korean Republic Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PHP	—	Philippine Peso
PIK	—	Payment-in-Kind
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
REMIC	—	Real Estate Mortgage Investment Conduit
RUB	—	Russian Ruble
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of May 31, 2013.
TRY	—	Turkish Lira
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of May 31, 2013.
†	—	Non-deliverable forward.
@	—	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of May 31, 2013.
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(l)	—	The rate shown is the current yield as of May 31, 2013.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2013.

As of May 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$798,686
Aggregate gross unrealized depreciation	(272,633)

Net unrealized appreciation/depreciation	$526,053

Federal income tax cost of investments	$26,156,794

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited) (continued)

A. Valuation of Investments—Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited)

(Amounts in U.S. dollar, unless otherwise noted)

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Preferred Stock
United States	$154,140	$—	$—	$154,140
Debt Securities
Asset-Backed Securities
Italy	—	348,238	—	348,238
United States	—	—	1,868,847	1,868,847

Total Asset-Backed Securities	—	348,238	1,868,847	2,217,085

Collateralized Mortgage Obligations
Agency CMO	—	—	—	—
United States	—	1,311,503	—	1,311,503
Non-Agency CMO	—	—	—	—
Italy	—	—	134,464	134,464
Spain	—	277,532	—	277,532
United States	—	229,237	—	229,237

Total Collateralized Mortgage Obligations	—	1,818,272	134,464	1,952,736

Commercial Mortgage-Backed Securities
Ireland	—	657,165		657,165
United States	—	238,857	297,970	536,827

Total Commercial Mortgage-Backed Securities	—	896,022	297,970	1,193,992

Convertible Bonds
United Kingdom	—	102,250	—	102,250
United States	—	471,738	—	471,738

Total Convertible Bonds	—	573,988	—	573,988

Corporate Bonds
Bermuda	—	229,500	—	229,500
Canada	—	151,125	—	151,125
Cayman Islands	—	408,500	—	408,500
Colombia	—	193,000	—	193,000
Denmark	—	148,673	—	148,673
Dominican Republic	—	154,125	—	154,125
France	—	412,714	—	412,714
Germany	—	821,635	—	821,635
Ireland	—	552,986	—	552,986
Kazakhstan	—	193,500	—	193,500
Luxembourg	—	899,401	—	899,401
Mexico	—	148,500	—	148,500
Netherlands	—	617,833	—	617,833

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited)

(Amounts in U.S. dollar, unless otherwise noted)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Nigeria	$—	$206,063	$—		$206,063
Panama	—	208,750	—		208,750
Peru	—	577,589	—		577,589
Singapore	—	185,000	—		185,000
South Africa	—	144,272	—		144,272
Spain	—	142,323	—		142,323
Sweden	—	292,984	—		292,984
Switzerland	—	286,934	—		286,934
Turkey	—	196,250	—		196,250
United Kingdom	—	2,327,447	—		2,327,447
United States	—	8,864,435	74,676		8,939,111

Total Corporate Bonds	—	18,363,539	74,676		18,438,215

Foreign Government Securities	—	1,657,232	—		1,657,232
Short-Term Investment
Investment Company	495,459	—	—		495,459

Total Investments in Securities	$649,599	$23,657,291	$2,375,957	*	$26,682,847

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$80,683	$—		$80,683
Futures	2,647	—	—		2,647

Total Appreciation in Other Financial Instruments	$2,647	$80,683	$—		$83,330

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(165,887)	$—		$(165,887)
Futures	(252)	—	—		(252)

Total Appreciation in Other Financial Instruments	$(252)	$(165,887)	$—		$(166,139)

* Level 3 securities are valued by brokers and pricing services. At May 31, 2013, the value of these securities was $2,375,957. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers between Levels 1 and 2 during the period ended May 31, 2013.

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2013 (Unaudited)

(Amounts in U.S. dollar, unless otherwise noted)

	Balance as of 09/04/12*	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 05/31/13
Investments in Securities
Asset-Backed Securities -United States	$—	$—	$133,918	$6,517	$1,939,427	$(211,015)	$—	$—	$1,868,847
Collateralized Mortgage Obligations
Non-Agency CMO - Italy	—	—	(2,339)	371	136,432	—	—	—	134,464
Commercial Mortgage-Backed Securities -United States	—	8	1,153	5	296,812	(8)	—	—	297,970
Corporate Bonds - United States	—	—	(118)	(213)	76,488	(1,481)	—	—	74,676

	$—	$8	$132,614	$6,680	$2,449,159	$(212,504)	$—	$—	$2,375,957

*	Commencement of operations

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at May 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $132,614.

ITEM 2. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.

ITEM 3. EXHIBITS.

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 30, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
July 30, 2013